KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                             47, Avenue Hoche
FAX (212) 715-8000                                                75008 Paris
                                                                     France

                                                   June 26, 2000



Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

                     Re:     Guiness Flight Investment Funds
                             Post-Effective Amendment No. 26
                             File No. 33-75340; ICA No. 811-8360
                             -----------------------------------

Gentlemen:

           We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 26 to Registration Statement No. 33-75340 on Form N-1A.

                                       Very truly yours,

                                       /s/ Kramer Levin Naftalis & Frankel LLP